NUVEEN CORE EQUITY ALPHA FUND

(NYSE: JCE)

(the “Fund”)

SUPPLEMENT DATED AUGUST 3, 2020

TO THE PROSPECTUS DATED NOVEMBER 25, 2019, AS AMENDED

The Fund has previously entered into a distribution agreement with Nuveen Securities, LLC pursuant to which the Fund may from time to time issue and sell its common shares through Nuveen Securities to certain broker-dealers that have entered into selected dealer agreements with Nuveen Securities. Nuveen Securities has entered into a selected dealer agreement with Truist Securities, Inc., pursuant to which Truist Securities will act as Nuveen Securities’ sub-placement agent with respect to at-the-market offerings of common shares. Accordingly, effective immediately, each reference to Nuveen Securities’ sub-placement agent in the Fund’s prospectus is hereby revised to reflect Truist Securities.

PLEASE KEEP THIS WITH YOUR FUND’S PROSPECTUS

FOR FUTURE REFERENCE